UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) July 18, 2007

BROOKE CREDIT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51423	20-2679740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10950 Grandview Drive, Suite 600

Overland Park, Kansas 66210

(Address of Principal Executive Offices) (Zip Code)

(913) 661-0123

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K filed July 23, 2007 is being filed to correct the section titled “Description of Securities” in Item 2.01 below. The previous disclosure in the section titled “Description of Securities” in Item 2.01 below referred to a description of the securities of the Registrant prior to the Merger (as defined below).

Item 1.01	Entry into a Material Definitive Agreement

On July 18, 2007 (the “Closing Date”), Oakmont Acquisition Corp. (“Oakmont”) completed a merger pursuant to an Amended and Restated Agreement and Plan of Merger dated as of April 30, 2007 (the “Merger Agreement”), by and among Oakmont, Brooke Credit Corporation (“Former Brooke Credit”) and Brooke Corporation (“Brooke Corporation”). Pursuant to the Merger Agreement, Former Brooke Credit was merged with and into Oakmont (the “Merger”). Immediately following the Merger, Oakmont changed its name from Oakmont Acquisition Corp. to “Brooke Credit Corporation.” The combined company operates as a specialty finance company based in Overland Park, Kansas that lends money primarily to locally-owned businesses that sell insurance.

As a condition to closing the Merger, Brooke Corporation entered into a registration rights agreement with the combined company upon the consummation of the Merger. The registration rights agreement is described in our Definitive Proxy Statement dated July 9, 2007, filed with the Securities and Exchange Commission on July 10, 2007 (the “Definitive Proxy Statement”) beginning on page 62 which is incorporated herein by reference. The registration rights agreement has been filed as an exhibit to this current report on Form 8-K under Item 9.01(d).

As a condition to closing the Merger, Brooke Corporation entered into a servicing agreement with Brooke Credit Corporation. The servicing agreement is described in the Definitive Proxy Statement on page 62 which is incorporated herein by reference. The servicing agreement has been filed as an exhibit to this current report on Form 8-K under Item 9.01(d).

As a consequence of the Merger, the Company succeeded to a number of additional material definitive agreements entered into by Former Brooke Credit. Each of these agreements has been filed as an exhibit to this current report on Form 8-K under Item 9.01(d).

Item 2.01	Completion of Acquisition

Completion of the Merger

On the Closing Date, Oakmont completed a merger pursuant to the Merger Agreement, by and among Oakmont, Former Brooke Credit and Brooke Corporation. Pursuant to the Merger Agreement, Former Brooke Credit was merged with and into Oakmont. Immediately following the Merger, Oakmont changed its name from Oakmont Acquisition Corp. to “Brooke Credit Corporation.” The combined company operates as a specialty finance company based in Overland Park, Kansas that lends money primarily to locally-owned businesses that sell insurance.

Pursuant to the Merger Agreement, each share of the issued and outstanding common stock of Oakmont was converted into one share of the validly issued, fully paid and non-assessable authorized share of common stock of the surviving corporation. Former Brooke Credit’s parent company, Brooke Corp., along with seven other Former Brooke Credit equity holders, received aggregate merger consideration of 16,303,981 shares of Brooke Credit’s common stock, and the common stock of Former Brooke Credit was cancelled. In addition, approximately 1.2 million shares of Brooke Credit were reserved for issuance in connection with the warrants issued by Former Brooke Credit that were assumed by the surviving corporation in the Merger. In addition, approximately 500,000 shares of Brooke Credit are reserved for issuance in connection stock or options that may be granted from time to time under the surviving corporation’s 2007 Equity Incentive Plan, which was approved by the Oakmont stockholders along with the Merger Agreement. See Item 5.02.

An additional aggregate of 4.0 million shares of Brooke Credit’s common stock will be issued to Former Brooke Credit stockholders, or reserved for issuance pursuant to assumed warrants, in the event Brooke Credit achieves adjusted earnings of $15.0 million in 2007. An additional aggregate of 1.0 million shares of Brooke Credit’s common stock will be issued to Former Brooke Credit stockholders, or reserved for issuance pursuant to assumed warrants, in the event the combined company achieves adjusted earnings of $19.0 million in 2008.

Upon consummation of the Merger on July 18, 2007, after taking into account the 16,303,981 shares issued as merger consideration to Former Brooke Credit common stock holders and the 1,156,249 shares of former Oakmont common stock converted into their pro rata portion of the Oakmont IPO trust account, Brooke Credit had 25,722,898 issued and outstanding shares of common stock.

Prior to the Merger, Oakmont was a blank check company with no operations, formed as a vehicle for an acquisition of an operating business. The following information is provided about us, our business and securities, reflecting the consummation of the merger (the post-merger company on a consolidated basis, combining Former Brooke Credit and Oakmont is referred to as the “Company”).

Business

The business of the Company is described in our Definitive Proxy Statement in the section entitled “Information About Brooke Credit” beginning on page 76 which is incorporated herein by reference.

As of July 18, 2007, the Company had 22 full time and no part time employees.

Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement section entitled “Risks Related to Our Business” beginning on page 19 which is incorporated herein by reference.

Selected Financial Data

Prior to the completion of the merger, we were a blank check company with no operations. Therefore, because Former Brooke Credit is now combined with us, we have presented Former Brooke Credit’s selected historical financial information as that of the Company.

The selected financial data of Former Brooke Credit as of and for the years ended December 31, 2002, 2003, 2004, 2005, 2006 and the three month periods ended March 31, 2006 and March 31, 2007 is set forth in the Definitive Proxy Statement, on page 14 which is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operation

Prior to the completion of the merger, we were a blank check company with no operations. Therefore, because Former Brooke Credit is now combined with us, we have presented Former Brooke Credit’s management’s discussion and analysis as that of the Company.

The Former Brooke Credit’s management’s discussion and analysis of financial condition and results of operations is set forth in the Definitive Proxy Statement, on pages 83 to 128 which is incorporated herein by reference.

Properties

The Company’s properties are described in the Definitive Proxy Statement, on page 82 under the caption “Facilities” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of the Company’s common stock by: (i) each person known by the Company to own more than 5% of the Company’s common stock; (ii) each director or executive officer; and (iii) all executive officers and directors of the Company as a group. Except as otherwise indicated, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person. As of July 18, 2007, 25,722,898 shares of our common stock were issued and outstanding.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned[1]		Percentage of common stock Beneficially Owned[1]
Michael S. Lowry Chief Executive Officer and Director 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210	756,821		2.9%
Anita F. Larson Director 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210	437,881		1.7%
Lindsay Olsen Director 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210	23,119		*
Keith Bouchey Director 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210	18,119		*
Barbara Davison Director 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210	15,819		*
Robert J. Skandalaris Director 33 Bloomfield Hills Parkway, Suite 240 Bloomfield Hills, Michigan 48304	1,805,000	[2]	7.0%
Michael C. Azar Director 33 Bloomfield Hills Parkway, Suite 240 Bloomfield Hills, Michigan 48304	795,000	[3]	3.1%
Andrea Bielsker Chief Financial Officer 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210	0		0
Branden Banks Executive Vice President 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210	26,819		*
Brooke Corporation Stockholder 10950 Grandview Drive, Suite 600 Overland Park, Kansas 66210	15,967,444		62.1%
Plainfield Special Situations Master Fund Limited[4] Stockholder 55 Railroad Avenue Greenwich, Connecticut 06830	4,198,220		16.3%
The Baupost Group, LLC[5] Stockholder 10 St. James Street, Suite 2000 Boston, Massachusetts 02116	1,009,000		3.9%
Fir Tree, Inc.[6] Stockholder 505 Fifth Avenue, 23rd Floor New York, New York 10017	998,200		3.9%
QVT Financial GP LLC[7] Stockholder 1177 Avenue of the Americas, 9th Floor New York, New York 10036	851,450		3.3%

All Directors and Officers as a group (9 persons)	3,878,578		15.1%

*	Less than 1%
1.	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, each share of common stock subject to options held by that person that is or will become exercisable within sixty (60) days of the date hereof is deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
2.	Includes 360,000 shares of common stock held by KrisLee & Associates, LLC. Mr. Skandalaris is the managing member of KrisLee & Associates, LLC, a limited liability company whose members are Mr. Skandalaris and his children. Also includes 360,000 shares of common stock held by QVM Oakmont Services LLC. Mr. Skandalaris is a managing member of QVM Oakmont Services LLC. QVM Oakmont Services LLC may distribute its shares to its members at a later date. To the extent such shares are not distributed to its members, they will be retained by QVM Oakmont Services LLC.
3.	Includes 360,000 shares of common stock held by QVM Oakmont Services LLC. Mr. Azar is a managing member of QVM Oakmont Services LLC. QVM Oakmont Services LLC may distribute its shares to its members at a later date. To the extent such shares are not distributed to its members, they will be retained by QVM Oakmont Services LLC.
4.	Information is based exclusively on the Schedule 13D Amendment No. 3 filed with the Securities and Exchange Commission by Plainfield Asset Management LLC et al. on July 10, 2007.
5.	Information is based exclusively on the Schedule 13G filed with the Securities and Exchange Commission by The Baupost Group, LLC, a Massachusetts limited liability company, on February 13, 2007. Seth Klarman is the president of Baupost Group, LLC.
6.	Information is based exclusively on the Schedule 13G/A filed with the Securities and Exchange Commission by Fir Tree, Inc., a New York corporation, on February 14, 2007. Jeffrey Tannenbaum is the president of Fir Tree, Inc.

7.	Information is based exclusively on the Schedule 13G filed with the Securities and Exchange Commission by QVT Financial GP LLC, a Delaware limited liability company, on May 23, 2007. QVT Financial GP LLC is the General Partner of QVT Financial LP, a Delaware limited partnership (“QVT Financial”). QVT Financial is the investment manager for QVT Fund LP, a Cayman Islands limited partnership (the “Fund”), which beneficially owns 731,469 shares of Common Stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the “Separate Account”), which holds 119,981 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the shares of Common Stock held by the Fund and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 851,450 shares of Common Stock, consisting of the shares owned by the Fund and the shares held in the Separate Account.

Directors and Executive Officers

Information about the Company’s executive officers and directors is set forth in the Definitive Proxy Statement, on pages 136-138 which is incorporated herein by reference.

Executive Compensation

Information regarding the Company’s executive compensation is set forth in the Definitive Proxy Statement, on page 138 which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Information regarding related party transactions is set forth in the Definitive Proxy Statement, on page 120 which is incorporated herein by reference.

Legal Proceedings

The Company’s legal proceedings are described in the Definitive Proxy Statement, on page 82 which is incorporated herein by reference.

Price Range of Securities

The price range of the Company’s securities are set forth in the Definitive Proxy Statement, on pages 139 which is incorporated herein by reference.

Description of Securities

Our authorized capital stock consists of 100,000,000 shares, of which 99,000,000 consists of common stock ($0.01 par value per share), and 1,000,000 consists of shares of undesignated preferred stock ($0.01 par value per share).

Common Stock

Subject to any preferential voting rights of any outstanding preferred stock, each holder of our common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders. The holders of a majority of the shares of common stock entitled to vote in any election of directors can elect all of the directors standing for election, if they should so choose.

Subject to the preferences that may be applicable to any then outstanding preferred stock, holders of common stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by our board of directors out of legally available funds.

Upon liquidation, dissolution or winding-up of our company, the holders of common stock are entitled to share ratably in all assets available for distributions after payment in full to creditors and payment of any liquidation preference, if any, in respect of then outstanding shares of preferred stock.

Shares of common stock are not convertible into any other class of capital stock. Holders of shares of common stock are not entitled to preemptive or subscription rights and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences, and privileges of the holders of common stock are subject to, and may be adversely affected by, the rights of the holders of any shares of any series of preferred stock which we may designate in the future.

Preferred Stock

Our board of directors will have the authority, without further action by our stockholders, to issue up to 1,000,000 shares of preferred stock in one or more series, to establish from time to time the number of shares to be included in each such series, to fix the rights, preferences and privileges of the shares of each series and any qualifications, limitations or restrictions thereon, and to increase or decrease the number of shares of any such series (but not below the number of shares of such series outstanding). The purpose of authorizing our board of directors to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances.

Our board of directors may authorize the issuance of preferred stock with voting or conversion rights that could adversely affect the voting power or other rights of the holders of the common stock and could have anti-takeover effects, including preferred stock or rights to acquire preferred stock in connection with our stockholder rights agreement discussed below. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control and may adversely affect the market price of the common stock and the voting and other rights of the holders of common stock. We have no current plans to issue any shares of preferred stock.

Warrants

Each warrant allows its holder to purchase one fully paid and non-assessable share of our common stock. The warrants expire on July 11, 2009 at 5:00 p.m. New York City local time. We may call the warrants for redemption, in whole and not in part, at a price of $0.01 per warrant at any time after the warrants become exercisable, upon not less than 30 days’ prior written notice of redemption to each warrantholder, and if, and only if, the reported last sale price of the common stock equals or exceeds $8.50 per share, for any 20 trading days within a 30 trading day period ending on the third business day prior to the notice of redemption to warrantholders.

The exercise price and number of shares of common stock issuable on exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or our recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuances of common stock at a price below their respective exercise prices.

The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price, by certified check payable to us, for the number of warrants being exercised. The warrantholders do not have the rights or privileges of holders of common stock and any voting rights until they exercise their warrants and receive common stock. After the issuance of shares of common stock upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by stockholders.

No warrants will be exercisable unless at the time of exercise a prospectus relating to the common stock issuable upon exercise of the warrants is current and the common stock has been registered or qualified or deemed to be exempt under the securities laws of the state of residence of the holder of the warrants. We have agreed to meet these conditions and to maintain a current prospectus relating to the common stock issuable upon exercise of the warrants until the expiration of the warrants, under the terms of the warrant agreement. However, we cannot assure you that we will be able to do so. The warrants may be deprived of any value and the market for the warrants may be limited if the prospectus relating to the common stock issuable upon the exercise of the warrants is not current or if the common stock is not qualified or exempt from qualification in the jurisdictions in which the holders of the warrants reside.

No fractional shares will be issued upon exercise of the warrants. If, upon exercise of the warrants, a holder would be entitled to receive a fractional interest in a share, we will, upon exercise, round up or down to the nearest whole number of shares of common stock to be issued to the warrant holder.

Indemnification of Directors and Officers

A description of the indemnification provisions relating to the Company’s directors and officers is set forth in Part II of our registration statement on Form S-1, filed with the SEC on July 12, 2005, under Item 14.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Financial Information and Supplementary Data

See Item 9.01 of this Form 8-K, which is incorporated herein by reference.

Financial Statements and Exhibits

See Item 9.01 of this Form 8-K, which is incorporated herein by reference.

Item 5.01	Change in Control of the Registrant

Upon the Closing of the Merger, Brooke Corporation acquired control of the combined corporation. See the description of the Merger set forth in the Definitive Proxy Statement, on pages 35-40 which is incorporated herein by reference, as well as Section 2.01 hereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure and Officers

See the discussion of the Company’s directors and officers following the merger set forth in the Definitive Proxy Statement, on pages 136-138 which is incorporated herein by reference.

Equity Incentive Plan

On July 18, 2007, our stockholders approved the Company’s 2007 Equity Incentive Plan. See the description of the Company’s 2007 Equity Incentive Plan set forth in the Definitive Proxy Statement, on pages 67-73 which is incorporated herein by reference.

Employment and Non-Competition Agreement

As a condition to closing the Merger, Brooke Credit Corporation entered into an executive employment agreement with Mr. Michael S. Lowry, the Chief Executive Officer and President of Brooke Credit Corporation. Under the agreement, Mr. Lowry will be paid a base salary of $185,000 per year and he will be eligible for bonus or incentive compensation plans. The executive employment agreement may be terminated by either party at any time. The executive employment agreement contains a covenant not to compete for a period of two years from the date of his termination of employment. The executive employment agreement has been filed as an exhibit to this current report on Form 8-K under Item 9.01(d).

Item 5.06	Change in Shell Company Status

Upon the Closing of the Merger, the surviving corporation, formerly known as Oakmont Acquisition Corp., ceased to be a shell company. The material terms of the Merger pursuant to which Former Brooke Credit merged with and into Oakmont are described in Proposal 1 of the Definitive Proxy Statement, on pages 35 through 40, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements:

Former Brooke Credit Financial Statements

Unaudited Consolidated Balance Sheets as of March 31, 2007 and December 31, 2006*

Unaudited Consolidated Statement of Operations for the three months ended March 31, 2007 and for the three months ended March 31, 2006*

Unaudited Consolidated Statements of Changes in Stockholders’ Equity for the periods ended March 31, 2007, December 31, 2006 and December 31, 2005*

Unaudited Consolidated Statements of Cash Flows for the three months ended March 31, 2007 and the three months ended March 31, 2006*

Unaudited Notes to Consolidated Financial Statements*

Report of Independent Registered Public Accounting Firm*

Consolidated Balance Sheets as of December 31, 2006 and 2005*

Consolidated Statements of Operations for the Years Ended December 31, 2006, 2005 and 2004*

Consolidated Statements of Changes in Stockholders Equity for the Years Ended December 31, 2006, 2005 and 2004*

Consolidated Statements of Cash Flows for the Years Ended December 31, 2006, 2005 and 2004*

Notes to Consolidated Financial Statements*

Brooke Credit (formerly Oakmont Acquisition Corp.) Consolidated Financial Statements

Unaudited Condensed Balance Sheets as of March 31, 2007 and December 31, 2006*

Unaudited Condensed Statement of Operations for the period from April 15, 2005 (Inception) to March 31, 2007, for the three months ended March 31, 2007 and for the three months ended March 31, 2006*

Unaudited Condensed Statement of Cash Flows for the period from April 15, 2005 (Inception) to March 31, 2007, for the three months ended March 31, 2007 and for the three months ended March 31, 2006*

Unaudited Statement of Stockholders’ Equity for the Period from April 15, 2005 (Inception) to March 31, 2007*

Unaudited Notes to Condensed Financial Statements*

Reports of Independent Registered public Accounting Firms*

Balance Sheets as of December 31, 2006 and 2005*

Statement of Operations for the Period from April 15, 2005 (Inception) to December 31, 2006, for the Year Ended December 31, 2006 and for the Period from April 15, 2005 (Inception) to December 31, 2005*

Statement of Stockholders Equity for the Period from April 15, 2005 (Inception) to December 31, 2006, for the Year Ended December 31, 2006 and for the Period from April 15, 2005 (Inception) to December 31, 2005*

Statement of Cash Flows for the Period from April 15, 2005 (Inception) to December 31, 2006, for the Year Ended December 31, 2006 and for the Period from April 15, 2005 (Inception) to December 31, 2005*

Notes to Financial Statements*

*	Incorporated by reference to the Definitive Proxy Statement beginning on page FS-1.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Financial Information

Revenue and Net Income Pro Forma Financial Information for the three months ended March 31, 2007 and for the year ended December 31, 2006*

Earnings Per Share Pro Forma Financial Information for the three months ended March 31, 2007 and for the year ended December 31, 2006*

Total Assets, Total Debt, Stockholders’ Equity and Portfolio Balance Pro Forma Financial Information for the three months ended March 31, 2007*

Comparative Unaudited Historical and Pro Forma Per Share Data*

*	Incorporated by reference to the Definitive Proxy Statement beginning on page 16.

(d)	Exhibits.

Exhibit Number	Description
2.1	Amended and Restated Agreement and Plan of Merger dated as of April 30, 2007, by and among Oakmont, Brooke Credit Corporation and Brooke Corporation (incorporated by reference to Annex B of the Definitive Proxy Statement)

10.1+	Registration Rights Agreement dated as of July 18, 2007

10.2+	Executive Employment Agreement with Michael S. Lowry dated as of July 18, 2007

10.3+	Servicing Agreement between Brooke Corporation and Brooke Credit Corporation dated as of July 18, 2007

10.4	Amended and Restated Credit and Security Agreement, dated as of August 29, 2006, among Brooke Credit Funding, LLC, as Borrower, Brooke Credit Corporation, as Seller and Subservicer, Brooke Corporation, as Master Agent Servicer and Performance Guarantor, Autobahn Funding Company LLC, as Lender, and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, as Agent (incorporated by reference to Exhibit 10.1 to the Brooke Corporation’s Current Report on Form 8-K filed on August 31, 2006)

10.5	Amended and Restate Receivables Financing Agreement, dated as of March 30, 2007, among Brooke Acceptance Company 2007-1 LLC, as Borrower, Brooke Warehouse Funding, LLC, as Original Borrower, Purchaser and Transferor, Brooke Credit Corporation, as Seller and Subservicer, and Fifth Third Bank, as Lender (incorporated by reference to Exhibit 10.1 to Brooke Corporation’s Current Report on Form 8-K filed on April 5, 2007)

10.6	Note and Warrant Purchase Agreement dated October 31, 2006 among Brooke Credit Corporation, Falcon Mezzanine Partners II, LP, FMP II Co-Investment, LLC, and JZ Equity Partners PLC relating to $45,000,000 Principal Amount Senior Secured Notes Due April 30, 2013 (incorporated by reference to Exhibit 10.17 to Brooke Corporation’s Pre-Effective Amendment No. 1 to the Form S-1 Registration Statement, filed on November 3, 2006)

10.7+	Amendment No. 1 to Note and Warrant Purchase Agreement by and among Brooke Credit Corporation, Falcon Mezzanine Partners II, LP, FMP II Co-Investment, LLC, and JZ Equity Partners PLC, dated July 17, 2007

10.8	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to Falcon Mezzanine Partners II, LP (incorporated by reference to Exhibit 10.18 to the Pre-Effective Amendment No. 1 to Brooke Corporation’s Form S-1 Registration Statement, filed on November 3, 2006)

10.9	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to FMP II Co-Investment, LLC (incorporated by reference to Exhibit 10.19 to the Pre-Effective Amendment No. 1 to Brooke Corporation’s Form S-1 Registration Statement, filed on November 3, 2006)

10.10	Brooke Credit Corporation Senior Secured Note dated October 31, 2006 issued to JZ Equity Partners PLC (incorporated by reference to Exhibit 10.20 to the Pre-Effective Amendment No. 1 to Brooke Corporation’s Form S-1 Registration Statement, filed on November 3, 2006)

10.11	Brooke Credit Corporation Warrant dated as of October 31, 2006 issued to Falcon Mezzanine Partners II, LP (incorporated by reference to Exhibit 10.21 to the Pre-Effective Amendment No. 1 to Brooke Corporation’s Form S-1 Registration Statement, filed on November 7, 2006)

10.12+	Warrant Supplement dated July 18, 2007 to Brooke Credit Corporation Warrant dated as of October 31, 2006 issued to Falcon Mezzanine Partners II, LP

10.13	Brooke Credit Corporation Warrant dated as of October 31, 2006 issued to FMP II Co-Investment, LLC (incorporated by reference to Exhibit 10.22 to the Pre-Effective Amendment No. 1 to Brooke Corporation’s Form S-1 Registration Statement, filed on November 7, 2006)

10.14+	Warrant Supplement dated July 18, 2007 to Brooke Credit Corporation Warrant dated as of October 31, 2006 issued to FMP II Co-Investment, LLC

10.15	Brooke Credit Corporation Warrant dated as of October 31, 2006 issued to JZ Equity Partners PLC (incorporated by reference to Exhibit 10.23 to the Pre-Effective Amendment No. 1 to Brooke Corporation’s Form S-1 Registration Statement, filed on November 7, 2006)

10.16+	Warrant Supplement dated July 18, 2007 to Brooke Credit Corporation Warrant dated as of October 31, 2006 issued to JZ Equity Partners PLC

10.17	Security Agreement dated as of October 31, 2006 among Brooke Credit Corporation, FMP Agency Services, LLC and other parties thereto (incorporated by reference to Exhibit 10.24 to Brooke Corporation’s Pre-Effective Amendment No. 1 to the Form S-1 Registration Statement, filed on November 3, 2006)

+	Previously filed on July 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKE CREDIT CORPORATION

November 7, 2007	By:	/s/ Michael S. Lowry
Michael S. Lowry
Chief Executive Officer